UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 5, 2014

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On February 5, 2014, Crosstex Energy, L.P. (the “Partnership”) and Crosstex Energy, Inc. (the “Corporation” and, together with the Partnership, “Crosstex”) issued a press release announcing that the Corporation will hold a special meeting of its stockholders on March 7, 2014, for stockholders of record as of the close of business on February 5, 2014, to consider and vote upon the previously announced merger agreement entered into with Devon Energy Corporation (“Devon”) on October 21, 2013, pursuant to which Devon will combine substantially all of its U.S. midstream assets with Crosstex’s assets to form a new midstream business. The special meeting will be held at 9:00 a.m., local time, at Crosstex’s offices, located at 2501 Cedar Springs Rd., Dallas, Texas 75201.  The Corporation has filed a definitive proxy statement/prospectus with the Securities and Exchange Commission (“SEC”) and will shortly begin the mailing of definitive proxy materials in connection with the special meeting.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Important Additional Information

This communication contains information about the proposed merger involving a Devon entity and the Corporation. In connection with the proposed merger, EnLink Midstream, LLC filed with the SEC a registration statement on Form S-4 that includes a proxy statement/prospectus for the Corporation’s stockholders.  The registration statement was declared effective by the SEC on February 5, 2014, and a definitive proxy statement/prospectus will be mailed to the Corporation’s stockholders on or about February 6, 2014.  Investors and stockholders are urged to read the proxy statement/prospectus and other relevant documents filed or to be filed with the SEC. These documents (when they become available), and any other documents filed by Crosstex or Devon with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement/prospectus from the Corporation by contacting Investor Relations by mail at Attention: Investor Relations, 2501 Cedar Springs Rd., Dallas, Texas 75201.

Participants in the Solicitation

Devon, Crosstex and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Corporation in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Corporation in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus filed with the SEC.  Information regarding the Corporation’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC.  Information regarding Devon’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC.

Forward Looking Statements

This communication contains forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Devon’s and Crosstex’s management, the matters addressed herein involve certain risks and uncertainties, many of which are beyond the control of Devon and Crosstex.  Among those is the risk that conditions to closing the transactions are not met or that the anticipated benefits from the proposed transactions cannot be fully realized.  An extensive list of factors that can affect future results is included in Devon’s and Crosstex’s filings with the SEC. Neither Devon nor Crosstex assumes any obligation to update these forward-looking statements.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—

Press Release dated February 5, 2014 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, Inc.’s Current Report on Form 8-K dated February 5, 2014, filed with the Commission on February 5, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, LLC, its General Partner

Date: February 5, 2014	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—

Press Release dated February 5, 2014 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, Inc.’s Current Report on Form 8-K dated February 5, 2014, filed with the Commission on February 5, 2014).